Exhibit 10.224

AMD_00269210.0

THIS AMENDMENT (this “Amendment”) dated as of March 9, 2020 (the “Amendment Effective Date”) is made to the Schedules (as defined below) by and between MSCI Inc. (“MSCI”) and BlackRock Fund Advisors (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in each applicable Schedule, as the case may be.

WHEREAS, MSCI and Licensee entered into (i) the Index License Agreement for Funds (internal MSCI reference number: IXF_00040) dated as of March 18, 2000 (the “Agreement”) and (ii) the Amendments identified in Attachment 1 hereto (each, a “Schedule” and, collectively, the “Schedules”).

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, each of MSCI and Licensee hereby agree to amend the Schedules as follows:

1.

Commencing on the Amendment Effective Date, each of the Schedules is hereby amended so that the “original Fund Name” set forth in Attachment 1 hereto shall be deleted and replaced with the “revised Fund Name” set forth in Attachment 1 hereto.

2.

This Amendment amends and operates in conjunction with each applicable Schedule.  This Amendment, each applicable Schedule and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter.  To the extent that the terms of this Amendment conflict with the terms of any applicable Schedule or the Agreement, the terms of this Amendment shall control.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
4.

This Amendment may be executed in counterparts, which taken together, shall constitute one Amendment and each party hereto may execute this Amendment by signing such counterpart; provided that no party shall be bound hereby until the Amendment has been executed and delivered by all parties hereto.  A facsimile or PDF signature of either party to this Amendment shall be deemed an original signature of such party and shall manifest such party’s intention to be bound by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Effective Date set forth above.

MSCI Inc.		BlackRock Fund Advisors

By	/s/ Joke Jacinto	By	/s/ Ruth Weiss

Name	Joke Jacinto	Name	Ruth Weiss

Title	Executive Director	Title	Managing Director

March 24, 2020

Attachment 1

Schedule
Ticker	Internal MSCI Reference #	Date of Schedule	Original Fund Name	Revised Fund Name
ESGU	AMD_00250009.0 (previous AMD_00243265.0, AMD_00208225.0)	September 1, 2018	iShares ESG MSCI USA ETF	iShares ESG Aware MSCI USA ETF
ESGE	AMD_00250009.0 (previous AMD_00243265.0, AMD_00209563.0, AMD_00200775.0)	September 1, 2018	iShares ESG MSCI EM ETF	iShares ESG Aware MSCI EM ETF
ESGD	AMD_00250009.0 (previous AMD_00243265.0, AMD_00209563.0, AMD_00200775.0)	September 1, 2018	iShares ESG MSCI EAFE ETF	iShares ESG Aware MSCI EAFE ETF
ESML	AMD_00250009.0 (previous AMD_00235248.0)	September 1, 2018	iShares ESG MSCI USA Small-Cap ETF	iShares ESG Aware MSCI USA Small- Cap ETF

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